SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 2002
                        (Date of Earliest Event Reported)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

                        Commission File Number: 33-62895

          MASSACHUSETTS                                  04-2664016
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation  or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
                         (Registrant's telephone number,
                              including area code)
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Item 5.           Other Events and Regulation FD Disclosure



On November 14, 2002, Moody's Investors Services announced that it lowered from Aa2 to Aa3 its insurance financial strength rating for John Hancock Variable Life Insurance Company ("JHVLICO"). The rating outlook is stable. JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("JHLICO").

In addition Moody's Investors Services announced that is lowered from Aa2 to Aa3 its insurer financial strength rating on JHLICO. The rating outlook is stable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


Date:      November 15, 2002        By:    /s/ Michele G. Van Leer
                                           ---------------------------
                                           Michele G. Van Leer
                                           Vice Chairman and President